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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                         1-15274                      26-0037077
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
  of incorporation )                                         Identification No.)


6501 Legacy Drive
Plano, Texas                                                        75024-3698

(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01         Completion of Acquisition or Disposition of Assets


     On July 5, 2005, J. C. Penney Company,  Inc.'s wholly owned subsidiary,  J.
C. Penney Brazil, Inc. closed on the sale of its shares of Lojas Renner S.A., a Brazilian department store chain, through a public stock offering in Brazil. The Company is expected to generate net cash proceeds of approximately $260 million from the sale of its interest in Lojas Renner S. A. A press release issued by the Company on July 5, 2005 is attached as Exhibit 99.1.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By: /s/ Robert B. Cavanaugh
                                                 ------------------------------
                                                   Robert B. Cavanaugh
                                                   Executive Vice President,
                                                   Chief Financial Officer




Date:  July 7, 2005



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                                  EXHIBIT INDEX

Exhibit Number                   Description

99.1                             J. C. Penney Company, Inc.
                                 News Release issued July 5, 2005


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                                                                   Exhibit 99.1


           JCPENNEY CLOSES ON THE SALE OF SHARES OF LOJAS RENNER S.A.


PLANO, Texas, July 5, 2005 - J. C. Penney Company, Inc. (NYSE:JCP) announced today that its wholly owned subsidiary, J. C. Penney Brazil, Inc., has closed on the sale of its shares in Lojas Renner S.A., a Brazilian department store chain, through a public stock offering in Brazil. The company is expected to generate net proceeds of approximately $260 million from the sale of its Renner interest. As a result of the sale, operating results for Renner will be classified by the company as discontinued operations beginning with the reporting of June sales and second quarter earnings.


For further information, contact:

Investor Relations
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Bob Johnson; (972) 431-2217; rvjohnso@jcpenney.com
Ed Merritt; (972) 431-8167; emerritt@jcpenney.com

Public Relations
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Quinton Crenshaw; (972) 431-5581; qcrensha@jcpenney.com
Daphne Avila; (972) 431-4655; dcavila@jcpenney.com

About JCPenney
--------------

J. C. Penney Corporation, Inc., the wholly owned operating subsidiary of J. C. Penney Company, Inc., is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 150,000 associates. As of April 30, 2005, J. C. Penney Corporation, Inc. operated 1,017 JCPenney department stores throughout the United States and Puerto Rico. JCPenney is the nation's largest catalog merchant of general merchandise, and jcpenney.com is one of the largest apparel and home furnishings sites on the Internet.

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which reflect the company's current views of future events and financial performance, involve known and unknown risks and uncertainties that may cause the company's actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, competition, consumer demand, seasonality, economic conditions, including oil prices, changes in management, retail industry consolidations, acts of terrorism or war, and government activity. Please refer to the company's most recent Form 10-K and subsequent filings for a further discussion of risks and uncertainties. Investors should take such risks into account when making investment decisions. We do not undertake to update these forward-looking statements as of any future date.

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